Exhibit 24.1
POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/11/09	/s/ C.M. Connor
C.M. Connor
Chairman and Chief Executive Officer, Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/13/09	/s/ S.P. Hennessy
S.P. Hennessy
Senior Vice President — Finance and Chief Financial Officer

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/12/2009	/s/ J.L. Ault
J.L. Ault
Vice President — Corporate Controller

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/15/09	/s/ A.F. Anton
A.F. Anton
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/1/0/09	/s/ J.C. Boland
J.C. Boland
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/15/09	/s/ D.F. Hodnik
D.F. Hodnik
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 10/8/09	/s/ T.G. Kadien
T.G. Kadien
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/15/09	/s/ S.J. Kropf
S.J. Kropf
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/12/09	/s/ G.E. McCullough
G.E. McCullough
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/13/09	/s/ A.M. Mixon, III
A.M. Mixon, III
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date: 7/15/09	/s/ C.E. Moll
C.E. Moll
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date:	7/27/09	/s/ J.M. Stropki

J.M. Stropki
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation (the “Company”), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-3 or other appropriate form (the “Registration Statement”) relating to the registration of certain securities of the Company, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements, whether on Form S-3 or other appropriate form, and any additional registration statements filed pursuant to Rule 462 promulgated under the Securities Act, and any other applications and other documents with any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys, and each of them and any substitutes.
     Executed the date set opposite my name.

Date:	July 12, 2009	/s/ R.K. Smucker

R.K. Smucker Director